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                                                                   EXHIBIT 10.25



                                 PROMISSORY NOTE


$_________.00                                          San Francisco, California
                                                             _____________, 2000


        For value received, the undersigned promises to pay eGroups, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $___________ (representing the total exercise price minus the par value of the total number of shares) with interest from the date hereof at a rate of ____% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on __________________.

        If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

        Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

        Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

        This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith. The undersigned, however, shall remain personally liable for payment of this Note, and assets of the undersigned, in addition to the collateral under the Pledge and Security Agreement, may be applied to the satisfaction of the undersigned's obligations hereunder.


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